UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 2, 2019

McDERMOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Republic of Panama	001-08430	72-0593134
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

757 N. Eldridge Parkway Houston, Texas		77079
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (281) 870-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	MDR	NYSE

Item 5.07	Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting of Stockholders

We held our Annual Meeting of Stockholders (the “Annual Meeting”) on Thursday, May 2, 2019, in London, England. Set forth below are the final voting results on each matter submitted to a vote of stockholders at the Annual Meeting. Each proposal is described in more detail in our Proxy Statement for the Annual Meeting dated March 22, 2019.

Proposal 1: The stockholders elected each of the eleven director nominees to our Board of Directors for a term extending until our 2020 Annual Meeting of Stockholders, with the voting results as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Forbes I. J. Alexander	100,898,909	3,637,997	40,226,913
Philippe Barril	100,896,434	3,640,472	40,226,913
John F. Bookout, III	100,048,871	4,488,035	40,226,913
David Dickson	101,635,502	2,901,404	40,226,913
L. Richard Flury	86,573,770	17,963,136	40,226,913
W. Craig Kissel	100,845,101	3,691,805	40,226,913
Gary P. Luquette	101,068,281	3,468,625	40,226,913
James H. Miller	100,780,199	3,756,707	40,226,913
William H. Schumann, III	100,898,077	3,638,829	40,226,913
Mary L. Shafer-Malicki	100,758,786	3,778,120	40,226,913
Marsha C. Williams	100,275,753	4,261,153	40,226,913

Proposal 2: The stockholders approved the advisory vote on executive compensation, with the voting results as follows:

For	Against	Abstentions	Broker Non-Votes
95,401,142	8,205,450	930,314	40,226,913

Proposal 3: The stockholders ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2019, with the voting results as follows:

For	Against	Abstentions
139,968,953	4,374,392	420,474

Proposal 4: The stockholders approved the 2019 McDermott International, Inc. Long-Term Incentive Plan, with the voting results as follows:

For	Against	Abstentions	Broker Non-Votes
96,584,854	7,350,967	601,085	40,226,913

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

99.1	Press Release dated May 2, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McDERMOTT INTERNATIONAL, INC.

By:	/s/ Stuart A. Spence
Stuart A. Spence
Executive Vice President and Chief Financial Officer

May 2, 2019